[IMAGE OF L. ROY PAPP]






                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                 A No-Load Fund




                                  ANNUAL REPORT
                                December 31, 2001









                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                           --------------
                                                   Web: http://www.roypapp.com
                                                        ----------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               PAPP AMERICA-PACIFIC RIM FUND, INC. AND THE MORGAN
                 STANLEY WORLD INDEX THROUGH DECEMBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN
                                     1 Year    Since Inception
Papp America-Pacific Rim Fund        -13.94%   11.55%
Morgan Stanley World Index           -17.83%    4.70%


[LINE CHART]

         Papp America-Pacific       Morgan Stanley
Year     Rim Fund                   World Index

3/14/97  10                         10
1997     12.11                      11.37
1998     15.58                      14.13
1999     19.46                      17.65
2000     19.63                      15.17
2001     16.9                       12.47



            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 24% of the sales of the companies in the Fund's portfolio are derived from Pacific Rim sources, 26% are derived from other foreign sources, and 50% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.

Dear Fellow Shareholder:

Our Fund was down 13.94% in 2001 which was in line with the Morgan Stanley World Index which was down 17.83% and the Standard & Poor's 500 Stock Index which declined 11.89%. As the chart on the opposite page indicates, however, the results are quite different since the Fund was first offered to the public on March 14, 1997. Since then, we are up 68.97% compared with the World Index which is up 24.67%, and the S & P 500 Stock Index, which is up 54.78%.

Papp America-Pacific Rim Fund was organized for a very specific reason, which was to enable investors to place a portion of their common stock investments in a group of mostly American multinational companies which do a substantial amount of business in Asia and other Pacific-Rim nations, it being our firm belief that such trade will continue to grow rapidly.

There are a number of reasons why we feel that American companies will fare better than their foreign counterparts. The main reason for this optimism is the fact that we lead the world in technology, whether it is electronic or medical. Companies like Intel and Microsoft will continue to be enormously influential throughout the world in both computer chips and software.

Many foreign companies, on the other hand, are in "sunset industries" such as steel, automobiles, and heavy construction. Moreover, most Asian nations, while their peoples are hard working and conservative in their outlook, simply lack the technological know-how and capital formation necessary to compete with the best United States companies. Further, with a few notable exceptions, most foreign countries do not have our strict accounting standards, reasonable custodial fees, SEC disclosure requirements, and a host of other measures that we take for granted.

A number of mutual fund publications disagree with our position on the grounds that true diversification requires that a significant portion of one's assets should be invested in foreign securities. We disagree because we know that in this global economy the stock markets in the developed nations move in parallel patterns, that is, when the USA markets go up, foreign markets are likely to have a similar trend. It follows then that the important decision is selecting the right stocks no matter what their country of origin happens to be.

It just so happens that most of these companies are American. In the long run, though, the proof is in the pudding. As the chart on the opposite page shows, our long-term results have been good. To us, these results validate our overall investment philosophy, which we intend to maintain in the years ahead.

                                                          Warmest Regards,

                                                          L. Roy Papp,  Chairman
                                                          February 1, 2002

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                                Number          Fair
Common Stocks                                                                   of Shares       Value
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (14.1%)
   American International Group
      (Major international insurance holding company)                           11,000          $  873,400
   General Electric Company
      (Diversified financial and industrial company)                            11,500             460,920
   State Street Corporation
      (Provider of U.S. and global securities custodial services)               14,000             731,500
                                                                                                ----------
                                                                                                 2,065,820
                                                                                                ----------
PHARMACEUTICAL (12.3%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                            12,000             942,480
   Pfizer, Inc.
     (Prescription pharmaceuticals)                                             21,500             856,775
                                                                                                ----------
                                                                                                 1,799,255
                                                                                                ----------
MEDICAL PRODUCTS (12.3%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                          18,000             921,780
   Stryker Corporation
      (Developer and manufacturer of surgical and medical devices)              15,000             875,550
                                                                                                ----------
                                                                                                 1,797,330
                                                                                                ----------
INDUSTRIAL SERVICES (9.3%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                    16,000             911,200
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                          15,500             457,870
                                                                                                ----------
                                                                                                 1,369,070
                                                                                                ----------
ELECTRONIC EQUIPMENT (8.8%)
   American Power Conversion *
      (Producer of uninterruptible power supply products)                       33,000             477,180
    Molex, Inc.
      (Supplier of interconnection products)                                    30,000             811,500
                                                                                                ----------
                                                                                                 1,288,680
                                                                                                ----------
SEMICONDUCTORS & Equipment (8.6%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
      semiconductor manufacturing systems)                                      14,200             569,420
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                         17,000             534,650
   Texas Instruments, Inc.
      (Producer of digital signal processors and analog
      semiconductors)                                                            5,500             154,000
                                                                                                ----------
                                                                                                 1,258,070
                                                                                                ----------


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       4


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                Number          Fair
Common Stocks (continued)                                                       of Shares       Value
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS (5.9%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                      22,000            $870,100
                                                                                               -----------

INSTRUMENTS & TESTING (5.2%)
   Agilent Technologies, Inc.*
      (Designs and manufactures test and measurement systems
       for the electronics and healthcare industries)                            7,046             200,881
   National Instruments Corporation *
      (Supplier of computer based instrumentation products)                     15,000             561,900
                                                                                               -----------
                                                                                                   762,781
                                                                                               -----------
SOFTWARE (5.0%)
    Microsoft Corporation*
       (Personal computer software)                                             11,000             728,970
                                                                                               -----------

COMPUTER EQUIPMENT (4.5%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                       14,400             295,776
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                    3,000             362,880
                                                                                               -----------
                                                                                                   658,656
                                                                                               -----------

TELECOMMUNICATIONS (4.3%)
   Cisco Systems, Inc. *
      (Supplier of computer internet working systems)                           21,200             383,932
   L. M. Ericsson Telephone AB
      (Manufacturer of wireless infrastructure and handsets)                    47,000             245,340
                                                                                               -----------
                                                                                                   629,272
                                                                                               -----------
RESTAURANTS (3.8%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                                   21,000             555,870
                                                                                               -----------

INVESTMENT MANAGEMENT (3.8%)
    T. Rowe Price Associates, Inc.
       (No-load mutual fund company)                                            16,000             555,680
                                                                                               -----------

OIL EXPLORATION AND PRODUCTION (1.3%)
    Royal Dutch Petroleum Company, PLC
      (Oil exploration and production company)                                   4,000             196,080

TOTAL COMMON STOCKS - 99.2%                                                                     14,535,634
CASH AND OTHER ASSETS, LESS LIABILITIES -  0.8%                                                    115,380
                                                                                               -----------
NET ASSETS - 100.0%                                                                            $14,651,014
                                                                                               ===========

Net Asset Value Per Share
(Based on 944,644 shares outstanding at December 31, 2001)                                     $     15.51
                                                                                               ===========

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       5

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                     ASSETS

Investment in securities at fair value (original cost
   $10,900,535 at December 31, 2001) (Note 1)                      $ 14,535,634
Cash                                                                    105,064
Dividends and interest receivable                                        10,316
                                                                   ------------
         Total assets                                              $ 14,651,014
                                                                   ============


                                   NET ASSETS

Paid-in capital                                                    $ 11,676,441
Accumulated undistributed net investment loss                          (388,697)
Accumulated undistributed net realized loss
   on investments sold                                                 (271,829)
Net unrealized appreciation on investments                            3,635,099
                                                                   ------------
         Net assets applicable to Fund shares outstanding          $ 14,651,014
                                                                   ============


Fund shares outstanding                                                 944,644
                                                                   ============


Net Asset Value Per Share                                          $      15.51
                                                                   ============



    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000

                                                                 2001           2000
                                                          -----------    -----------
INVESTMENT INCOME:
   Dividends                                              $   106,390    $   102,103
   Interest                                                    10,618         16,601
   Foreign taxes withheld                                        (861)          (248)
                                                          -----------    -----------
            Total investment income                           116,147        118,456
                                                          -----------    -----------

EXPENSES:
   Management fee (Note 3)                                    151,795        188,319
   Filing fees                                                 26,784         21,706
   Auditing fees                                               12,750         10,200
   Directors' attendance fees                                   5,400          4,650
   Legal fees                                                   4,992          6,239
   Transfer agent fees (Note 3)                                 3,378          3,764
   Custodial fees                                               3,125          8,366
   Printing and postage fees                                    2,732          3,371
   Other fees                                                   1,200          1,200
                                                          -----------    -----------
            Total expenses                                    212,156        247,815
                                                          -----------    -----------

Less fees waived by adviser (Note 3)                          (22,412)       (12,415)
                                                          -----------    -----------
            Net expenses                                      189,744        235,400
                                                          -----------    -----------

Net investment loss                                           (73,597)      (116,944)
                                                          -----------    -----------

REALIZED AND UNREALIZED (LOSS)/GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                        1,433,801      5,227,506
   Cost of securities sold                                 (1,705,630)    (3,606,505)
                                                          -----------    -----------
   Net realized (loss)/gain on investments sold              (271,829)     1,621,001

Net change in unrealized appreciation on investments       (2,133,858)    (1,580,984)
                                                          -----------    -----------

Net realized and unrealized (loss)/ gain on investments    (2,405,687)        40,017
                                                          -----------    -----------

DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $(2,479,284)   $   (76,927)
                                                          ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                                       7

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                                          2001            2000
                                                                  ------------    ------------
FROM OPERATIONS:
   Net investment loss                                            $    (73,597)   $   (116,944)
   Net realized (loss)/gain on investments sold                       (271,829)      1,621,001
   Net change in unrealized appreciation on investments             (2,133,858)     (1,580,984)
                                                                  ------------    ------------

            Decrease in net assets resulting
              from operations                                       (2,479,284)        (76,927)
                                                                  ------------    ------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year        (38,742)           --
   Net realized gain on investment securities sold                        --        (1,591,780)
                                                                  ------------    ------------

            Decrease in net assets resulting from
              distributions to shareholders                            (38,742)     (1,591,780)
                                                                  ------------    ------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                        576,870       8,067,569
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investment
     securities sold                                                    36,914       1,428,315
   Payments for redemption of shares                                (1,081,346)     (6,669,275)
                                                                  ------------    ------------

            (Decrease)/Increase in net assets resulting
              from shareholder transactions                           (467,562)      2,826,609
                                                                  ------------    ------------


Total (decrease)/increase in net assets                             (2,985,588)      1,157,902

Net assets at beginning of the period                               17,636,602      16,478,700
                                                                  ------------    ------------
Net assets at end of period                                       $ 14,651,014    $ 17,636,602
                                                                  ============    ============


   The accompanying notes are an integral part of these financial statements.


                                       8


                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2001, the capital loss carryforward for U.S. Federal income tax purposes is $271,829. This amount was incurred during 2001 and, as such, will expire December 31, 2009. The Fund may offset future capital gains with this capital loss carryforward.

          RECLASSIFICATIONS

Certain reclassifications have been made to the prior year statements to conform with current year presentation.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 26, 2001, a distribution was declared from net realized long-term capital gains of approximately $0.0411 a share aggregating $38,742. The distribution was paid on December 31, 2001, to shareholders of record on December 26, 2001.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.81 a share aggregating $1,591,780. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

There were no [significant] differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $22,412 and $12,415 was required in 2001 and 2000, respectively. The Fund incurred fees of $3,378 and $3,764 as of December 31, 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $450 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:

                                  2001            2000
                            ----------      ----------
Purchases, at cost          $1,089,677      $6,052,302
Sales                       $1,433,801      $5,227,506

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                    Proceeds             Shares
                                                 -----------           --------
Year ended December 31, 2001
Shares issued                                    $   576,870             35,753
Distributions reinvested                              36,914              2,362
Shares redeemed                                   (1,081,346)           (69,346)
                                                 -----------           --------
            Net decrease                         $  (467,562)           (31,231)
                                                 ===========           ========

Year ended December 31, 2000
Shares issued                                    $ 8,067,569            380,211
Distributions reinvested                           1,428,315             67,468
Shares redeemed                                   (6,669,275)          (319,472)
                                                 -----------           --------
            Net increase                         $ 2,826,609            128,207
                                                 ===========           ========



(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000, unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:


                                                         2001              2000
                                                 ------------      ------------
Fair value                                       $ 14,535,634      $ 17,285,444
Original cost                                     (10,900,535)      (11,516,487)
                                                 ------------      ------------
            Net unrealized appreciation          $  3,635,099      $  5,768,957
                                                 ============      ============


As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $4,493,013 and gross unrealized losses on investments in which cost exceeded fair value totaled $857,914.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $6,467,067 and gross unrealized losses on investments in which cost exceeded fair value totaled $698,110.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the average of the daily net assets of the Fund.

                                                                                                   Period Ended
                                                              Years ended December 31,             December 31,
                                               2001           2000          1999            1998         1997(A)
Net asset value, beginning
  of period                               $   18.07    $     19.44    $    15.57     $     12.10    $    10.00
Income from operations:
     Net investment loss                      (0.08)         (0.09)        (0.12)          (0.06)           --
     Net realized and unrealized
      (loss)/gain on investments              (2.44)          0.53          3.99            3.53           2.11
                  Total from operations       (2.52)          0.44          3.87            3.47           2.11

Less Distributions:
   Distribution of net realized gain          (0.04)         (1.81)           --              --          (0.01)
                  Total distributions         (0.04)         (1.81)           --              --          (0.01)

Net asset value, end of period            $   15.51    $     18.07    $    19.44     $     15.57    $     12.10

                 Total return                -13.94%         0.90%         24.86%         28.68%         21.11%
Ratios/Supplemental Data:
   Net assets, end of period             $14,651,014   $17,636,602    $16,478,700    $14,705,830    $13,741,389
   Expenses to average net assets (B)          1.25%         1.25%          1.25%          1.25%          1.25%*
   Investment income to
     average net assets (C)                    0.77%         0.63%          0.58%          0.79%          1.30%*
   Portfolio turnover rate                     7.25%        28.33%         17.52%         13.73%         14.30%*

*    Annualized

(A)  From the date of commencement of operations (March 14, 1997).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.40%, 1.32%, 1.39%, 1.41% and 1.55%, for the periods ended December 31, 2001,
     2000, 1999, 1998 and 1997, respectively.

(C)  Computed  giving  effect  to  investment   adviser's   expense   limitation
     undertaking.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp America-Pacific Rim Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Pacific Rim Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ending December 31, 2001 and for the period from commencement of operations (March 14, 1997) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Pacific Rim Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ending December 31, 2001 and for the period from commencement of operations (March 14, 1997) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Arthur Andersen LLP
                                                      Los Angeles, California
                                                      January 17, 2002

                              FACTS ABOUT THE FUND



INVESTMENT OBJECTIVE - The Fund, which commenced operations on March 14, 1997, is designed for those long-term investors who wish to invest a portion of their common stock assets in mainly American multinational companies which do a significant amount of business with, and receive substantial income from, nations bordering the Pacific Ocean. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $800 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 47 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.

                                        DATE FIRST                                                NUMBER OF
                                        ELECTED OR                                           PORTFOLIOS IN FUND
NAME, POSITION(S) AND AGE AT JANUARY   APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING PAST  COMPLEX OVERSEEN BY      OTHER
               1, 2002                     OFFICE                    FIVE YEARS                    DIRECTOR       DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:

Victoria S. Cavallero, CFA [43]            1996        Partner, L. Roy Papp & Associates,            NA                NA
Vice President                                         LLP.

George D. Clark, Jr., CFA [62]             1996        Partner, L. Roy Papp & Associates,            NA                NA
Vice President                                         LLP.

Jeffrey N. Edwards, CFA [43]               1996        Partner, L. Roy Papp & Associates,            NA                NA
Vice President                                         LLP.

Julie A. Hein, [39]                        1996        Partner, L. Roy Papp & Associates,            NA                NA
Vice President and                                     LLP.
Assistant Treasurer

Jane E. Couperus, CFA [32]                 2001        Partner, L. Roy Papp & Associates,            NA                NA
Vice President                                         LLP since 2001; prior thereto,
                                                       Associate, L. Roy Papp &
                                                       Associates, LLP since
                                                       1997.

John L. Stull, CFA [37]                    2001        Partner, L. Roy Papp & Associates,            NA                NA
Vice President                                         LLP since 2001; prior thereto,
                                                       Associate, L. Roy Papp &
                                                       Associates, LLP since 1997 and
                                                       Financial Analyst, Finova Capital
                                                       Group.

Russell A. Biehl, [38]                     2001        Partner, L. Roy Papp & Associates,            NA                NA
Vice President                                         LLP since 2001; prior thereto,
                                                       Associate, L. Roy Papp &
                                                       Associates, LLP since 1998 and
                                                       Portfolio Manager, Harris Trust
                                                       Bank.

                                       15


                                        DATE FIRST                                                NUMBER OF
                                        ELECTED OR                                           PORTFOLIOS IN FUND
NAME, POSITION(S) AND AGE AT JANUARY   APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING PAST  COMPLEX OVERSEEN BY      OTHER
               1, 2002                    OFFICE                    FIVE YEARS                    DIRECTOR       DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:

L. Roy Papp,* [74]                         1996        Partner, L. Roy Papp & Associates,           Five              None
Chairman and Director                                  LLP.

Harry A. Papp, CFA *+  [47]                1996        Partner, L. Roy Papp & Associates,           Five              None
President and Director                                 LLP.

Robert L. Mueller * [73]                   1996        Partner, L. Roy Papp & Associates,           Five              None
Vice President, Secretary and                          LLP.
Director

Rosellen C. Papp, CFA *+  [47]             1996        Partner, L. Roy Papp & Associates,           Five              None
Vice President, Treasurer and                          LLP.
Director

Bruce C. Williams, CFA * [48]              1996        Partner, L. Roy Papp & Associates,           Five              None
Vice President and Director                            LLP.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:

James K. Ballinger, [50]                   1996        Director, Phoenix Art Museum                 Five              None
Director

Amy S. Clague, [67]                        1996        Private investor since 2000;                 Five              None
Director                                               prior thereto, Partner, Boyd and
                                                       Clague, bookkeeping services.

Carolyn P. O'Malley, [52]                  1996        Executive Director, Dorrance Family          Three             None
Director                                               Foundation since 2001; prior
                                                       thereto, Director, Desert Botanical
                                                       Garden.

---------------------
* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Funds, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce
C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

                                       16